                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 3, 2004

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                             HAWAIIAN HOLDINGS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

        1-31443                                       71-0879698
(COMMISSION FILE NUMBER)                (I.R.S. EMPLOYER IDENTIFICATION NUMBER)

             12730 HIGH BLUFF DRIVE, SUITE 180, SAN DIEGO, CA 92130
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (858) 523-0171
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS

         (d) (1) Effective December 3, 2004, the Board of Directors (the
"Board") of Hawaiian Holdings, Inc., elected Bert T. Kobayashi, Jr. as a member of the Board. Bert T. Kobayashi, Jr., 64, senior partner of the Hawaii Law Firm:
Kobayashi, Sugita & Goda; currently sits as a director of the First Hawaiian
Bank (1974 to present) and BancWest Corporation (1998 to present); he has also sat on the Board of Western Airlines (1976 to 1986 when it was sold to Delta
Airlines) and on the Board of Schuler Homes (1992 to 2001 when it merged with
Western Pacific). He formerly sat as chairman of the State of Hawaii Judicial
Selection Commission and currently is the President of the University of Hawaii
Athletic Foundation.

         (2) None.

         (3) Mr. Kobayashi will serve as a member of the audit committee of the
             Board.

         (4) None.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Business Acquired.

             Not Applicable/None

         (b) Pro Forma Financial Information.

             Not Applicable/None

         (c) Exhibits.

             Exhibit Number             Docuement Description
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                 99.1                   Press Release dated December 7, 2004

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Hawaiian Holdings, Inc.

                                 By
Date: December 7, 2004                /s/ Randall L. Jenson
                                      --------------------------------
                                      Randall L. Jenson
                                      Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.
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99.1          Press Release dated December 7, 2004